SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 16, 2001
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                              Ventro Corporation
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              (Exact name of Registrant as Specified in Charter)


          Delaware                      0-26811                  77-0465496
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(State or Other Jurisdiction        (Commission File            (IRS Employer
     of Incorporation)                   Number)             Identification No.)



1500 Plymouth St., Mountain View, CA                                    94043
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (650) 567-8900
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Item 5.  Other Events

     On July 16, 2001, Ventro Corporation ("Ventro") and NexPrise, Inc. ("NexPrise") issued a press release announcing that they had entered into an Agreement and Plan of Merger, dated July 13, 2001 ("Merger Agreement"), pursuant to which Ventro will acquire NexPrise. The merger is subject to certain conditions and is expected to close during the third quarter of 2001.

(c)  Exhibits

     99.1 Press Release dated July 16, 2001.






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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2001


                                                     VENTRO CORPORATION
                                                         (Registrant)

                                                     /s/ David W. Zechnich
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                                                         David W. Zechnich
                                                         Chief Financial Officer











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